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                                        American Legacy III C Share                                   The Lincoln National Life
                                       Variable Annuity Application                                           Insurance Company
                                                                                                            Fort Wayne, Indiana
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Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
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1a Contract Owner                                              Social Security number/TIN _______-_____-______

Full legal name or trust name*______________________________   Date of birth ____-____-_____       ___ Male __ Female
                                                                              Month Day Year

Street address______________________________________________   Home telephone number _____  _____-_________

City_________________________ State________ ZIP_____________   Date of trust ____-____-_____  Is trust revocable?* __ Yes  __ No
                                                                              Month Day Year

Trustee name* ______________________________________________
Note: Maximum age of Contract Owner is 90.                     *This information is required for trusts.
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1b Joint Contract Owner

Full legal name_____________________________________________   Social Security number _______- _____-________

                                                               Date of birth ____-____-_____    ___ Male ___ Female
                                                                              Month Day Year
Note: Maximum age of Joint Contract Owner is 90.                                             ___ Spouse ___ Non-Spouse
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2a Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)

Full legal name ____________________________________________   Social Security number _______- _____-________

Street address _____________________________________________   Date of birth ____-____-_____       ___ Male __ Female
                                                                              Month Day Year

City_________________________ State________ ZIP_____________   Home telephone number _____  _____-_________

Note: Maximum age of Annuitant is 90.
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2b Contingent Annuitant

Full legal name_____________________________________________   Social Security number _______- _____-________

Note: Maximum age of Contingent Annuitant is 90.
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3 Beneficiary(ies) of Contract Owner (List additional beneficiaries on a separate sheet. If listing children, use full legal names.)

____________________________________________________________   _______________________________  ________________  __________%
Full legal name or trust name* ___ Primary ___ Contingent      Relationship to Contract Owner      SSN/TIN

____________________________________________________________   _______________________________  ________________  __________%
Full legal name or trust name* ___ Primary ___ Contingent      Relationship to Contract Owner      SSN/TIN

____________________________________________________________   _______________________________  ________________  __________%
Full legal name or trust name* ___ Primary ___ Contingent      Relationship to Contract Owner      SSN/TIN

____________________________________________________________   Date of trust* ____-____-_____        Is trust revocable?*
Executor/Trustee name*                                                         Month Day Year           __ Yes  __ No

                                                               *This information is required for trusts.

To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953).
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4 Type of American Legacy Contract

   Nonqualified: ___ Initial Contribution  OR ___ 1035 Exchange

Tax-Qualified (must complete plan type): ___ Transfer  OR ___ Rollover

Plan Type (check one): ___ Roth IRA ___ Traditional IRA ___ l Non-ERISA 403(b)* (transfers only) *Indicate plan year-end: _____ ____
                                                                                                                          Month  Day
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5a Allocation (This section must be completed.)                         5b Dollar Cost Averaging (Complete only if electing DCA.)

   Initial minimum: $25,000                                                $1,500 minimum required in the Holding Account
                                                                         -----------------------------------------------------------

   Future contributions will follow the allocation below. If               Total amount to DCA:           $ _______________
   DCA option is selected, the entire amount of each future                       OR
   contribution will follow the allocation in Section 5b.                  MONTHLY amount to DCA:         $ _______________

   If no allocations are specified in Section 5a or 5b, the entire       -----------------------------------------------------------
   amount will be allocated to the Cash Management Fund pending
   instructions from the Contract Owner.                                   OVER THE FOLLOWING PERIOD:       _______________
   ---------------------------------------------------------------                                           MONTHS (6-60)
   Please allocate my contribution of:
                                                                         -----------------------------------------------------------
   ---------------------------------------------------------------         FROM THE FOLLOWING HOLDING ACCOUNT (check one):

   $____________________ OR $_____________________                         _____  DCA Fixed Account
    Initial contribution      Approximate amount                           _____  Cash Management Fund*
                             from previous carrier                         _____  U.S. Govt./AAA-Rated Securities Fund*
   ---------------------------------------------------------------       -----------------------------------------------------------
   INTO THE FUND(S) BELOW                                                  INTO THE FUND(S) BELOW
   Use whole percentages                                                   Use whole percentages            *The DCA Holding Account
                                                                                                            and the DCA fund elected
   _______________% Global Growth Fund                                     _____________% Global Growth Fund     cannot be the same.

   _______________% Global Small Capitalization Fund                       _____________% Global Small Capitalization Fund

   _______________% Growth Fund                                            _____________% Growth Fund

   _______________% International Fund                                     _____________% International Fund

   _______________% New World Fund                                         _____________% New World Fund

   _______________% Growth-Income Fund                                     _____________% Growth-Income Fund

   _______________% Asset Allocation Fund                                  _____________% Asset Allocation Fund

   _______________% High-Yield Bond Fund                                   _____________% High-Yield Bond Fund

   _______________% Bond Fund                                              _____________% Bond Fund

   _______________% U.S. Govt./AAA-Rated Securities Fund                   _____________% U.S. Govt./AAA-Rated Securities Fund*

   _______________% Cash Management Fund                                   _____________% Cash Management Fund*

   _______________% DCA Fixed Account (must complete 5b)                   _____________% Total (must = 100%)
                                                                         ----------------------------------------------------------
   _______________% Total (must = 100%)                                    Future contributions will not automatically start a new
------------------------------------------------------------------         DCA program. Instructions must accompany each DCA
                                                                           contribution.
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5c Cross-Reinvestment or Portfolio Rebalancing

  To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form (28887).
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6 Automatic Withdrawals

_____ Please provide me with automatic withdrawals totaling _______ % of total contract value or $ __________________ (minimum: $50 per distribution/$300 annually) payable as follows:

_____ Monthly _____ Quarterly _____ Semiannually _____ Annually      Begin withdrawals in ______  _______
                                                                                           Month    Year
ELECT ONE: ______ Do withhold taxes
                  Amount to be withheld $________________ OR _________ %

           ______ Do not withhold taxes

ELECT ONE: ______ Send check to address of record         OR   ______ Send check to the following alternate address:

           ______ Direct deposit
                  For direct deposit into your bank account, the     ---------------------------------------------------
                  Electronic Fund Transfer Authorization form
                  (27326) must be completed and submitted            ---------------------------------------------------
                  with a voided check or a savings deposit slip.
                                                                     ---------------------------------------------------
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7 Automatic Bank Draft

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Print account holder name(s) EXACTLY as shown on bank records

                                                                                                                 ATTACH VOIDED CHECK
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Bank name                                                 ABA number

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Bank street address                          City                          State                                  ZIP

Automatic bank draft start date:                                                                                  $
                                ------------- ------------- -------------           -----------------------        -----------------
                                    Month       Day (1-28)      Year                Checking account number          Monthly amount

I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.0. Box 2348, Fort Wayne, IN 46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

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8 Telephone/Internet Authorization  (Check box if this option is desired.)

_____ I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc. and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

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9 Replacement  Will the proposed contract replace any existing annuity or life insurance contract?

ELECT ONE:          No         Yes        If yes, complete the 1035 Exchange or Qualified Retirement Account Transfer form.
          ----------  ----------

(Attach a state replacement form if required by the state in which the application is signed.)

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Company name

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Plan name                                                                  Year issued

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Fraud Warning     Residents of all states except Virginia and Washington, please note:

Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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10 Signatures

All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III C Share and American Funds Insurance
Series(SM) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract
Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

                                                                                                     Date
----------------------------------------------------------------------------------------------------      -------- -------- --------
Signed at (city)                               State                                                        Month    Day      Year

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Signature of Contract Owner                    Joint-Contract Owner (if applicable)

                                                                                                     Date
----------------------------------------------------------------------------------------------------      -------- -------- --------
Signed at (city)                               State                                                        Month     Day     Year

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Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

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                                       FINANCIAL ADVISER MUST COMPLETE REVERSE SIDE (PAGE 4)
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                               THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR
                                             SECURITIES DEALER. Please type or print.
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11 Insurance In Force Will the proposed contract replace any existing annuity or life insurance contract?

ELECT ONE: _____ No _____ Yes If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
Annuitant(s):

(Attach a state replacement form if required by the state in which the application was signed.)

                                                                                                        $
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Company name                                                           Year issued                                   Amount

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12 Additional Remarks

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13 Dealer Information    Note: Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 12.

                                                                                                               -
----------------------------------------------------------------------------      -------------- --------------  --------------
Registered representative's name (print as it appears on NASD licensing)           Registered representative's telephone number

                                                                                                  -            -
----------------------------------------------------------------------------          ------------ ------------ ------------
Client account number at dealer (if applicable)                                           Registered representative's SSN

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Dealer's name

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Branch address                                City                                  State                       ZIP

___ CHECK IF BROKER CHANGE OF ADDRESS

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14 Representative's Signature

The representative hereby certifies that he/she witnessed the signature(s) in Section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.

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Signature

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                   Send completed application - with a check made payable to Lincoln Life - to your investment dealer's home office or to:

                   Lincoln Life                  By Express Mail.        Lincoln Life
                   P.O. Box 2348                                         Attention: American Legacy Operations
                   Fort Wayne, IN 46801-2348                             1300 South Clinton Street
                                                                         Fort Wayne, IN 46802

                   If you have any questions regarding this application, please call Lincoln Life at 800 942-5500.
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